SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                           FORM 8-K/A



       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934


                         June 26, 2001
        ------------------------------------------------
        Date of Report (Date of Earliest Event Reported)



                         TELE-OPTICS, INC.
     ------------------------------------------------------
     (Exact name of Registrant as specified in its charter)




                             Delaware
         ----------------------------------------------
         (State or Other Jurisdiction of Incorporation)



        0-161470                            65-0008442
------------------------        ---------------------------------
(Commission File Number)        (IRS Employer Identification No.)


     21218 St. Andrews Boulevard, #642, Boca Raton, FL 33433
     -------------------------------------------------------
             (Address of Principal Executive Offices)


                         (561) 360-4951
                 -------------------------------
                 (Registrant's Telephone Number)


  _____________________________________________________________
  (Former Name or Former Address, if changed since last report)


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ITEM 4. - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Company changed accountants from Thomas W. Klash, CPA to Grassano Accounting, P.A. The Company terminated Thomas W. Klash, CPA by resolution by the Company's Board of Directors dated June 26, 2001. The report of Thomas W. Klash, CPA on the Company's financial statements for the fiscal year ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for a going concern uncertainty.

In connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2000, and in the subsequent interim period, there were no disagreements, disputes, or differences of opinion with Thomas W. Klash, CPA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Thomas W. Klash, CPA would have caused Thomas W. Klash, CPA to make reference to the matter in its report.


ITEM 7. - EXHIBITS

     Exhibit 16.1 - Letter of Thomas W. Klash, CPA re: termination as certifying accountant.


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                               SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TELE-OPTICS, INC.

Dated: June 26, 2001
                                           By:/s/ John P. Little
                                              --------------------------
                                              John P. Little, President


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